Exhibit 10.10
AMENDMENT TO
AMENDED AND RESTATED TERMS OF EMPLOYMENT
This Amendment (this “Amendment”) to that certain letter agreement, dated June 14, 2018 (the “Employment Letter Agreement”), by and between IHS Markit Ltd. (“IHS Markit”) and Daniel Yergin (“Executive”), which sets forth the amended and restated terms of Executive’s employment with IHS Global Inc., an affiliate of IHS Markit, is entered into as of February 14, 2019 by and between the IHS Markit and Executive.
RECITALS
WHEREAS, IHS Markit and Executive have previously entered into the Employment Letter Agreement;
WHEREAS, Section 9(f) of the Employment Letter Agreement provides that IHS Markit and Executive may amend the Employment Letter Agreement by a written agreement executed by Executive and an authorized employee of IHS Markit;
WHEREAS, IHS Markit and Executive desire to amend the Employment Letter Agreement as set forth herein.
AGREEMENT
NOW, THEREFORE, the parties hereto agree as follows:
1.Section 2(d)(iii) of the Employment Letter Agreement. Section 2(d)(iii) of the Employment Letter Agreement is hereby deleted in its entirety and replaced with the following:
“In July 2020, time-based restricted share units with a nominal value of $2 million that will vest ratably over three years on the anniversary of the grant date each year.”
2.    Effect of Amendment. Except as expressly modified by this Amendment, the Employment Letter Agreement shall remain unmodified and in full force and effect.
3.    Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.
4.    Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original, all of which together shall contribute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

IHS MARKIT LTD.
By:	/s/ Sari Granat
Name: Sari Granat
Title: EVP, Chief Administrative Officer & General Counsel

EXECUTIVE
/s/ Daniel Yergin
Daniel Yergin

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